Exhibit 99.1

Focused on Growth & Innovation Gabelli & Co. Specialty Chemicals Conference May 14, 2009

Presenting for Rockwood Seifi Ghasemi, Chairman & CEO Seifi Ghasemi has been Chairman and Chief Executive Officer of Rockwood Holdings, Inc. and Rockwood Specialties Group, Inc. since November 2001. From 1997 to 2001 he was with GKN PLC, a $6.0 billion per year global industrial company. He served as a Director of the Main Board of GKN PLC and was Chairman and Chief Executive Officer of GKN Sinter Metals, Inc. and Hoeganes Corporation. Before that, for 18 years, Mr. Ghasemi was with the BOC Group PLC, a $7 billion per year global industrial gas company. He was a Director of the Main Board of the BOC Group PLC; President of BOC Americas and Chairman and Chief Executive Officer of BOC Process Plants, Ltd. and Cryostar. Mr. Ghasemi has a M.S. in mechanical engineering from Stanford University.

Rockwood at a Glance Global specialty chemicals and advanced materials company 2008 net sales of $3.4 billion 2008 Adjusted EBITDA of $639 million (17.9% margin) Free cash of $174 million in 2007 and $101 million in 2008 $18.9 million free cash in Q1 2009 Traded on the New York Stock Exchange (NYSE) - ROC

Key Features of Rockwood Outstanding portfolio of businesses Excellent free cash generation Established track record Excellent long term growth potential in lithium business Experienced and motivated management team 1. 2. 3. 4. 5.

Rockwood Business Sectors – LTM March 2009 Advanced Materials Pigments & Additives Specialty Chemicals (Chemetall) Net Sales: $1,146 Adj. EBITDA: 283 % Margin: 24.7% Net Sales: $1,342 Adj. EBITDA: 176 % Margin: 13.1% Net Sales: $704 Adj. EBITDA: 163 % Margin: 23.1% Net Sales: $3,196 Adjusted EBITDA: 579 % Margin: 18.1% 12 months ended 03/31/09 – excluding Pool and Spa Chemicals ($ millions)

Largest Global Producer of Lithium Products (1) Represents percentage of total Adjusted EBITDA before corporate costs. Pharmaceutical Batteries Specialty Chemicals (Chemetall) Brine Evaporating Ponds in Chile 46% (1)

Lithium – Lithium Tree The lithium value chain Li-Acetylide Methyl-lithium Phenyl-lithium LDA LHS Li-t-Butoxide Li-Methoxide Li-Hydride Li-tri (t-butoxy )-alanate Li-Amide Li-Boro-hydride Li-Salicylate Li-Citrate Li-Benzoate Li-Acetate Na and Mg Compounds Li-Zeolite Potash Bischofite Li-Sulphate Li-Nitrate Li-Phosphate Li-Silicate Li-Tetra-borate Li-Chromate Sabalith Li-Nitride Li-Bromide Li-Fluoride Li-Peroxide Li-Hydroxide CO2- Absorption Products Li-Iodide Li - Perchlorate LiBOB Electrolytes Anodes Foils Lithium Carbonate Recycling Ores Lithium Chloride Brines Butyl-lithium Other Life-science products Metal and battery products Other products Providing lithium compounds throughout all stages of the value chain Constantly searching for expansion opportunities and new applications for existing products Li-Alanate Lithium Metal

Lithium – Selected Applications Lithium carbonate Butyl- lithium Lithium metal Lithium hydroxide Lithium specialties Pharmaceuticals Pharmaceuticals Pharmaceuticals Glass ceramics Grease CO2 Absorption Elastomers Aluminum Lithium Batteries Electronic Materials Cement Al - alloys Mining Agrochemicals Agrochemicals Li-Ion-Batteries Li-Ion-Batteries Key Products Key Applications

Manufacturing Sites - Overview New Johnsonville, TN, USA Silver Peak, NV, USA Taichung, Taiwan Antofagasta, Chile Kings Mountain, NC, USA Langelsheim, Germany

Lithium Growth Potential Lithium Ion batteries for Consumer electronics Hand tools Electric and hybrid cars of the future Pharmaceutical applications Organo-metallic compounds

(1) Represents percentage of total Adjusted EBITDA before corporate costs. Second Largest Global Producer of Products & Services for Metal Processing Specialty Chemicals (Chemetall) 46% (1)

Compelling Organic Growth Platforms Specialty Chemicals A leading global producer in a growing $2+ billion market Expanding footprint in Asia Pacific region: $700+ million market growing at 15%+/year Mid-sized customer gains in general industrial market Synthetic sulfides applications Aerospace market: 2-3x GDP growth Surface Treatment Competitive Position Growth Drivers

Pigments and Additives TiO2 Specialties/Nano Particles TiO2 Pigments Pigments Timber Treatment Clay-Based Additives (1) Represents percentage of total Adjusted EBITDA before corporate costs. Global Ranking No2 No1 Anatase TiO2 No2 No2 28% (1)

Compelling Organic Growth Platforms

Pigments & Additives

	Growth Drivers	Competitive Position
TiO_2 Specialties	▶ Anatase TiO_2 for Asian synthetic fiber producers ▶ Nano-applications	▶ A leading global producer of specialties JV with Kemira expanded portfolio
Color Pigments	▶ Iron oxide pigments for decorative stone ▶ Solaplex-environmentally friendly pigments for highway paints	▶ #2 globally ▶ #1 in North America construction
Wood Treatment	▶ Next-generation organic timber preservatives ▶ Geographic expansion in Asia, Latin America and Eastern Europe	▶ #3 globally ▶ Viance JV with Rohm & Haas ▶ Estimated market size: $1.4 billion
Clay-Based Additives	▶ Rheological additives for waterbased coatings ▶ Nanoclays to enhance composite properties in plastic and rubber compounds	▶ A leading global producer

ROCKWOOD HOLDINGS, INC.
13

Ceramics – Piezo Applications (1) Represents percentage of total Adjusted EBITDA before corporate costs. Ceramics – Electronic Applications Ceramics – Cutting Tools Ceramics – Medical Advanced Materials 27% (1)

Compelling Organic Growth Platforms Advanced Materials #1 globally in ceramic components for hip joint prostheses systems #1 in Europe in cutting tools Sole producer of advanced ceramic ball and cup hip joints Ceramic components for artificial knee joints in test for Europe High-performance ceramic substrates for electronics Piezo-electronics and specialized components for high-end automotive applications Ceramics Competitive Position Growth Drivers

Key Features of Rockwood Outstanding portfolio of businesses Excellent free cash generation Established track record Excellent long term growth potential in lithium business Experienced and motivated management team 1. 2. 3. 4. 5.

Key Features of Rockwood 1. Outstanding portfolio of businesses Leading global market position (No. 1 or No. 2) in each one of the business units Global technology leadership Consistent high adjusted EBITDA margins Diverse end market exposure Inorganic raw material base

2008 Net Sales by End Market Total : $3.4 billion Note: Continuing Operations Only. Attractive Global Businesses in Diversified End Markets Consumer Products 2% Specialty Coatings 9% Automotive 14% Electronics & Telecommunications 10% Chemicals & Plastics 12% Construction 14% Metal Treatment & General Industrial 17% Life Sciences 10% Other 8% Environmental 2% Paper 2%

Total : $3.4 billion Note: Continuing Operations Only. Net Sales by geography based on Ship-to Locations. Attractive Global Businesses in Diversified End Markets 2008 Net Sales by Geography Europe, 54% Other, 17% North America, 29%

Inorganic Raw Material Base Limited Exposure to Energy Prices Energy purchases account for approximately 5% of 2008 net sales Very limited exposure to oil price fluctuations due to inorganic focus Top 10 raw materials represent only 9.5% of 2008 net sales Raw Material Position Energy Exposure Titanium-bearing Slag Titanium Dioxide Pigments 1.6% Plasticizer Specialty Compounds 1.2% Tin Specialty Chemicals 1.1% Copper Timber Treatment Chemicals 1.0% Quaternary Amines Clay-based Additives 1.0% Phosphoric Acid Specialty Chemicals/Timber 0.9% PVC Resin Specialty Compounds 0.8% Iron Oxide Color Pigments 0.8% Monoethanolamine Timber Treatment Chemicals 0.6% Zinc/Zinc Oxide Specialty Chemicals, Titanium Dioxide 0.5% Pigments, Color Pigments Total 9.5% RAW MATERIAL BUSINESS % OF 2008 NET SALES

Key Features of Rockwood 2. Excellent Cash Generation Free cash after capital expenditures (capital, interest expense, working capital changes and cash taxes) 2005 $133 million 2006 $123 million 2007 $174 million 2008 $101 million Q1 09 $18.9 million

Key Features of Rockwood Net Sales Adjusted EBITDA Note: Reflects the Groupe Novasep divestiture. 2002-2004 pro forma for the Dynamit Nobel acquisition. 2002 PF based on the combined Dynamit Nobel FYE 9/30 and Rockwood FYE 12/31 results. 2007 excludes electronics business. 2002-2006 includes electronics. 2008 excludes Pool & Spa Chemicals. Margin: 19.7% 19.0% 18.6% 18.9% 18.6% 19.6% 18.9% ($ in millions) CAGR: 11.5% CAGR: 10.9% 3. Established Track Record $343 $391 $451 $490 $518 $614 $639 2002 PF 2003 PF 2004 PF 2005 2006 2007 2008 $1,755 $2,061 $2,434 $2,585 $2,788 $3,136 $3,380 2002 PF 2003 PF 2004 PF 2005 2006 2007 2008

Net Debt / LTM Adjusted EBITDA Note: Net Debt / LTM Adjusted EBITDA is calculated using full cash. 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 31-Dec-03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 31-Mar-08 30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09

Key Features of Rockwood 4. Excellent Long Term Growth Potential in Lithium Demand for lithium products in energy storage and pharmaceuticals has so far kept annual growth rates in high single digits Potential for continued high demand growth as global auto industry turns to lithium-ion batteries to meet emission and fuel-efficiency standards Rockwood is the largest global producer of lithium products with both market and technology leadership

Core Strength of the Lithium Division Core Competencies Global presence with Production, Research & Development and Marketing & Service Comprehensive knowledge of products and applications Flexible and fast reaction to market developments Profound knowledge of relevant markets Integrated back to raw materials source Technological leadership Strong technical customer support Chemetall is known as reliable supplier globally Competitive Advantages

Global Lithium Market Position Chemetall has more than 50% share of the global market for lithium products . For lithium carbonate, the share is approx. 30% Chemetall provides capacity, products and production sites worldwide in order to fulfill the needs of our customers Chemetall is the clear global technology and innovation leader in all aspects of lithium production and its applications. Global Market Share Technology Leadership

Lithium – Production/Key Technologies Processing of alkali metals to semi-finished products Inert gas technology (metalorganics, hydrides) Solar pond technology Salt purification Crystallization Production of high purity Lithium salts Handling of molten Lithium metal Casting of Lithium metal Production of semi-finished metal products Recycling of lithium containing residues Large scale production of air and water sensitive materials Unique production of Li-Aluminum Hydride Handling of compressed gases and hazardous raw materials (Vinyl-, Methyl-, Benzyl chloride, etc.) Closed cycles of materials Brine and salt processing

Lithium Long-Term Growth Lithium Ion batteries in hybrid and electric cars of the future.

Market Developments

Battery makers are racing to develop lithium-ion cells to power new generations of plug-in hybrids and electric cars.

Developer	Chemistry	Expected Vehicle	When	
Compact Power (LG Chemical), A123	Manganese spinel, Doped lithium nanophosphate	•Chevy Volt (EV) •Saturn Vue (PHEV) •Think City (EV)	2010 2009 2009	
Compact Power (LG Chemical),NEC	Manganese spinel	•Chevy Volt (EV) •Nissan (EV)	2010 2010	
Panasonic EVEnergy Johnson Controls/Saft	Lithium nickel cobalt aluminum oxide (NCA)	•Toyota (PHEV) •Mercedes S400 (HEV) •Saturn Vue (PHEV)	2010 2009 2009	
Hitachi	Lithium manganese oxide	•Future GM (HEV)	2010	
Commercially available Li-Ion cells	Lithium cobalt oxide and others	•Tesla Roadster (EV)	2008	
Altair Nanotechnologies	Lithium titanate spinel (anode)	•Phoenix (EV)	2008	
Lishen	Lithium iron phosphate	•Miles XS500 (EV)	2009	
EnerDel	Lithium manganese titanate	•Think City (EV)	2009	

ROCKWOOD HOLDINGS, INC.
29

HEV/EV* Market Growth – IIT Report 0 500 1000 1500 2000 2500 3000 3500 4000 4500 5000 5500 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 LIB HEV/EV NiMH HEV Vehicles per year (000) IIT 03/2008 10 lbs LCE per car 2012: 1.0 MM cars 10 MM lbs LCE 2015: 2.5 MM cars 25 MM lbs LCE * HEV = Hybrid Electric Vehicle EV = Electric Vehicle

Key Features of Rockwood 5. Experienced and Motivated Management Team Current team has been in place since 2001 Built Rockwood from $650 million/year in 2001 to $3.4 billions in 2008 Management owns 6% of the company

The Rockwood History – Transformation Through Growth 2000 Formation of Rockwood Strong product and technology platform Corporate orphan with untapped growth potential 2001 Impacted by economic downturn Hires Seifi Ghasemi and Bob Zatta 2002 New strategic initiatives Culture change Sets up metrics Productivity, cost reduction, accountability and capital discipline 2003 Positive impact from strategic initiatives Elimination of bureaucracy Shifts focus to growth 2004 Acquires Dynamit Nobel Seamless integration of the two businesses 2005 IPO – all primary Delevers balance sheet Continued focus on cash flow generation Organic and bolt-on acquisition-driven growth 2006 – Present Reduces portfolio complexity Further delevers balance sheet Strategic alliances and cash-accretive acquisitions Rockwood Today Sales(1): $3.4 billion We have evolved into a leading specialty chemical and advanced materials company through a combination of organic growth, disciplined strategic acquisitions, seamless integration and cost control. (1) 2007 – 2008 exclude discontinued operations Net Sales ($ in millions) $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Dec-08

Management Accomplishment - Transformation 22 Acquisitions 2 Joint Ventures 3 Divestitures Organic Growth Focused Strategy Consistent management philosophy Cultural transformation

Strategy & Management Philosophy

Corporate Strategy Assemble a collection of self-sufficient, highly focused and accountable business units with the following characteristics: Global market leadership Technology leadership High margins Limited exposure to raw materials and energy price changes Adoption of a common culture throughout the company  Customer focused Cash generation Commitment to excellence

Management Philosophy Small corporate center Self-sufficient and accountable business units Detailed operating metrics Short term incentive plan based on cash generation Long term equity plan for key executives On-site communication and motivation of all employees

Moving Forward

Moving Forward – Short Term Generate and conserve cash Significant focus on restructuring of production facilities and cost control Deliver acceptable performance during the current global recession

Moving Forward – Long Term Focus Portfolio Focus On Growth & Productivity Improve Financial Ratios Invest in The Business Focus on our core businesses, where we already have: Global market position of #1 or #2 Global technology leadership Adjusted EBITDA margin of +20% Organic growth: +5% per year (1.5x GDP) Bolt-on acquisitions: +3% per year Productivity improvement: +3% per year Debt to Adjusted EBITDA of 3.0x in two years EPS growth of +15% per year Sustainable Maintenance CapEx 3% of sales Total CapEx 6-7% of sales

Focused on Growth & Innovation